EXHIBIT 10.1

SECOND AMENDMENT AGREEMENT

among

QC HOLDINGS, INC., as Borrower

and

THE LENDERS THAT ARE PARTIES HERETO

and

U.S. BANK NATIONAL ASSOCIATION, as Agent and Arranger

MAY 15, 2013

SECOND AMENDMENT AGREEMENT

This Second Amendment Agreement (this “Agreement”), is made and entered into as of May 15, 2013, by and between QC HOLDINGS, INC., a Kansas corporation (the “Borrower”), the Lenders that are parties hereto (being hereinafter referred to individually as a “Lender” or collectively as the “Lenders”), and U. S. BANK NATIONAL ASSOCIATION, in its capacity as Agent (the “Agent”).

RECITALS

A. On September 30, 2011, the Borrower, the Lenders and the Agent entered into a Second Amended and Restated Credit Agreement (the “Credit Agreement”) pursuant to which the Lenders agreed to make certain revolving and term credit facilities available to the Borrower, and in conjunction therewith, the Borrower executed (i) a Promissory Note (Revolving Loan) dated September 30, 2011, payable to each Revolving Lender, (ii) a Promissory Note (Swingline Loan) dated September 30, 2011, payable to the Swingline Lender and (iii) a Promissory Note (Term Loan) dated September 30, 2011, payable to each of the then Term Loan Lenders. The Borrower has previously repaid the Term Loans in full, and there are no further term loan commitments under the Credit Agreement. The Revolving Loan Notes and the Swingline Note referenced in this Section A are collectively referred to herein as the “Notes”.

B. The repayment of the Notes is secured by certain assets of the Borrower and its Subsidiaries referred to as the “Collateral” in the Credit Agreement, which is more particularly described in the Security Agreement, the Pledge Agreement and the Subsidiary Security Agreement (as each term is defined in the Credit Agreement) (collectively, the “Security Instruments”).

C. The Borrower, the Lenders parties thereto, and the Agent have previously entered into that certain First Amendment Agreement dated as of November 7, 2012, to amend certain terms and conditions of the Credit Agreement and to provide the consent of the Lenders to the sale of the Borrower’s loans arising out of the auto loan finance business.

D. The Borrower acknowledges (i) the Lenders are presently the holders of the Notes, (ii) the Borrower’s liability to pay the Notes according to their terms, and (iii) the Borrower’s obligation to maintain, perform and comply with the terms and conditions of the Loan Documents (as such term is defined in the Credit Agreement).

E. The parties enter into this Agreement to amend certain terms and conditions of the Credit Agreement.

F. Capitalized terms which are not defined herein shall have the meaning such terms are given in the Credit Agreement.

NOW THEREFORE, the Agent, the Lenders and the Borrower for good, sufficient and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, agree as follows:

1. Amendment to the Credit Agreement. The Credit Agreement is hereby amended by deleting the provision contained in Section 7.02(a) and inserting the following provision in lieu thereof:

(a) Consolidated EBITDA. Permit or suffer the Consolidated EBITDA, determined for the Borrower and its Subsidiaries (i) as of the end of each fiscal quarter commencing with the fiscal quarter ending March 31, 2013 (for the twelve (12) month period then ending) of the Borrower through the fiscal quarter ending September 30, 2013 (for the twelve month period then ending), to be less than $20,000,000.00, and (ii) as of the end of each fiscal quarter commencing with the fiscal quarter ending December 31, 2013 (for the twelve (12) month period then ending) of the Borrower and thereafter, to be less than $23,000,000.00.

2. Conditions Precedent. It shall be a condition precedent to the effectiveness of this Agreement that (i) all amounts due and payable under the Notes as of the execution date shall have been paid, (ii) no Event of Default shall exist under the Notes, the Credit Agreement, or any other Loan Document, (iii) the Agent shall have received the consent of each Lender to the extent such consent is required pursuant to the Credit Agreement, (iv) the Borrower shall have paid an amendment fee to the Agent for the benefit of the approving Lenders as required by a separate fee letter dated May             , 2013 between the Borrower and the Agent, and (v) the Agent and the Lenders shall have received such other items as they may reasonably request.

3. Representations and Warranties. The Borrower hereby represents and warrants that (i) it has the authority to enter into this Agreement and, upon execution by the Borrower, this Agreement shall be an enforceable obligation of the Borrower, (ii) all representations and warranties made by the Borrower in the Credit Agreement and the other Loan Documents are true and correct as of the date of this Agreement, (iii) there have been no amendments or modifications to the Borrower’s organizational documents since such documents were certified and/or delivered to the Lender in connection with the closing of the Loan, and (iv) no Default or Event of Default currently exists under the Loan Documents.

4. No Other Amendments. Except as expressly set forth herein, or necessary to incorporate the modifications and amendments herein, all the terms and conditions of the Notes, the Credit Agreement, the Security Instruments, and the other Loan Documents shall remain unmodified and in full force and effect, and the Borrower confirms, reaffirms and ratifies all such documents and agrees to perform and comply with the terms and the conditions of the Loan Documents, as amended herein.

5. No Impairment. Nothing in this Agreement shall be deemed to or shall in any manner prejudice or impair the Loan Documents, or any security granted or held by the Lenders for the indebtedness evidenced by the Notes.

6. Binding Agreement. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

7. Applicable Law. This Agreement shall be governed by and construed in accordance with the internal laws of the State of Kansas.

2

8. Waiver of Claims and Defenses. The Borrower hereby waives and releases any and all claims, defenses or rights of set-off, known or unknown, against the Agent or any Lender existing as of the execution date of this Agreement, which in any manner arise out of or relate to any Loan Document.

9. Fees and Expenses. The Borrower agrees to pay and reimburse the Agent for all of its out-of-pocket costs and expenses incurred in connection with the preparation, negotiation, execution, filing, enforcement and administration of this Agreement including, without limitation, the fees and expenses of counsel to the Agent.

10. Counterparts. This Agreement may be executed in counterparts and when combined all such counterparts shall constitute one agreement.

11. Waiver of Jury Trial. Any controversy or claim between or among the parties hereto arising out of or relating to this Agreement shall be controlled by the provisions with respect to waiver of trial by jury contained in the Loan Documents previously delivered by such parties.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

3

12. NO ORAL AGREEMENTS. THIS IS THE FINAL EXPRESSION OF THE CREDIT AGREEMENT BETWEEN THE BORROWER, THE AGENT AND THE LENDERS AND SUCH WRITTEN CREDIT AGREEMENT MAY NOT BE CONTRADICTED BY EVIDENCE OF ANY PRIOR ORAL AGREEMENT OR OF A CONTEMPORANEOUS ORAL CREDIT AGREEMENT BETWEEN THE BORROWER, THE AGENT AND LENDERS.

ANY ADDITIONAL NON-STANDARD TERMS OF THE CREDIT AGREEMENT AND THE REDUCTION TO WRITING OF ANY PREVIOUS ORAL CREDIT AGREEMENT BETWEEN THE BORROWER, THE AGENT AND LENDERS IS SET FORTH IN THE SPACE BELOW:

NONE

BORROWER, THE AGENT AND LENDERS AFFIRM THAT NO UNWRITTEN ORAL CREDIT AGREEMENT BETWEEN THEM EXISTS.

Please initial
	Borrower	Agent	U.S. Bank

	BOKF	Enterprise	First Tennessee

	Pulaski	United

[SIGNATURES APPEAR ON FOLLOWING PAGES]

4

IN WITNESS WHEREOF, the Agent, the Borrower and the Lenders have executed this Agreement as of the day and year first above written.

AGENT:

U.S. BANK NATIONAL ASSOCIATION

By:	/s/Colleen S. Hayes
Colleen S. Hayes
Vice President

IN WITNESS WHEREOF, the Agent, the Borrower and the Lenders have executed this Agreement as of the day and year first above written.

BORROWER:

QC HOLDINGS, INC., a Kansas corporation

By:	/s/ Douglas E. Nickerson
Douglas E. Nickerson
Chief Financial Officer

IN WITNESS WHEREOF, the Agent, the Borrower and the Lenders have executed this Agreement as of the day and year first above written.

LENDERS:

U. S. BANK NATIONAL ASSOCIATION

By:	/s/ Colleen S. Hayes

Colleen S. Hayes
Vice President

BOKF, N.A. d/b/a BANK OF KANSAS CITY

By:

Name:

Title:

ENTERPRISE BANK & TRUST

By:

Name:

Title:

FIRST TENNESSEE BANK NATIONAL ASSOCIATION

By:

Name:

Title:

PULASKI BANK

By:

Name:

Title:

UNITED COMMUNITY BANK

By:
Name:
Title:

ACKNOWLEDGMENT AND AGREEMENT OF GUARANTORS/PLEDGORS

Each of the undersigned guarantors and/or pledgors of collateral with respect to the obligations of the Borrower to the Agent and the Lenders hereby (i) acknowledge and consent to the terms of the foregoing Second Amendment Agreement, (ii) represents and warrants to the Agent and the Lenders that there exists no default or event of default under any document delivered by it to the Agent or the Lenders with respect to the Loans and (iii) reaffirms and ratifies the full force and effect of any guaranty agreement, security instrument or pledge agreement delivered by it in connection with the Loans.

QC Financial Services, Inc.,
a Missouri corporation

By:	/s/ Douglas E. Nickerson

Douglas E. Nickerson
Chief Financial Officer

QC Properties, LLC, a Kansas limited liability company

By:	/s/ Darrin J. Andersen

Darrin J. Andersen
Manager

QC Financial Services of California, Inc., a California corporation

By:	/s/ Douglas E. Nickerson

Douglas E. Nickerson
Chief Financial Officer

QC Financial Services of Texas, Inc., a Kansas corporation

By:	/s/ Douglas E. Nickerson

Douglas E. Nickerson
Chief Financial Officer

QC Advance, Inc.,
a Missouri corporation

By:	/s/ Douglas E. Nickerson

Douglas E. Nickerson
Chief Financial Officer

Cash Title Loans, Inc., a Missouri corporation

By:	/s/ Douglas E. Nickerson

Douglas E. Nickerson
Chief Financial Officer

Express Check Advance of South Carolina, LLC, a Tennessee limited liability company

By:	/s/ Darrin J. Andersen

Darrin J. Anderson
Manager

QC Auto Services, Inc., a Kansas corporation

By:	/s/ Douglas E. Nickerson

Douglas E. Nickerson
Chief Financial Officer

QC Loan Services, Inc., a Kansas corporation

By:	/s/ Douglas E. Nickerson

Douglas E. Nickerson
Chief Financial Officer

QC E-Services, Inc., a Kansas corporation

By:	/s/ Douglas E. Nickerson

Douglas E. Nickerson
Chief Financial Officer